UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): August 17, 2006

STATE NATIONAL BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

Texas (State or other jurisdiction of incorporation)	000-51548 (Commission File Number)	75-2641879 (IRS Employer Identification No.)
4500 Mercantile Plaza Drive
Suite 300
Fort Worth, Texas 76137
(Address of principal executive offices) (Zip Code)
(817) 547-1150
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS
On August 17, 2006, State National Bancshares, Inc. issued a press release announcing that its Board of Directors approved a cash dividend of $0.10 per common share, payable on September 8, 2006, to shareholders of record at the close of business on August 28, 2006. A copy of the press release is attached as Exhibit 99.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(c)      Exhibits

Exhibit 99	Press release dated August 17, 2006, issued by State National Bancshares, Inc.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STATE NATIONAL BANCSHARES, INC.
Date: August 17, 2006	By:	/s/ Don E. Cosby
Don E. Cosby, Executive Vice President

EXHIBIT INDEX

Exhibit
No.	Description

99	Press release dated August 17, 2006, issued by State National Bancshares, Inc.